SCUDDER GREATER EUROPE FUND

Supplement to the currently effective Statements of Additional Information

The following information amends the relevant disclosure in the "Management of the Funds - Investment Advisor" section:

Scudder Greater Europe Fund. Scudder Greater Europe Fund pays the Advisor an advisory fee at the annual rate of 0.75% on the first $250 million of average daily net assets, 0.72% on the next $750,000,000 of such assets, 0.70% on the next $1.5 billion of such assets, 0.68% on the next $2.5 billion of such assets, 0.65% on the next $2.5 billion of such assets, 0.64% on the next $2.5 billion of such assets, 0.63% on the next $2.5 billion of such assets and 0.62% on such net assets exceeding $12.5 billion. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.





May 20, 2005